UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 27, 2018 (September 26, 2018)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

On September 26, 2018, Aetna Inc. (“Aetna”) entered into an asset purchase agreement and related agreements with a subsidiary of WellCare Health Plans, Inc. (“WellCare”) pursuant to which WellCare has agreed to acquire Aetna’s entire standalone Medicare Part D prescription drug plan business (the “Divestiture”) effective 11:59 p.m. on December 31, 2018. The business to be divested had an aggregate of approximately 2.2 million members at June 30, 2018. The Divestiture does not affect Aetna’s individual or group Medicare Advantage, Medicare Advantage Part D or Medicare Supplement products or plans. Aetna will provide administrative services to, and retain the financial results of, the divested business through 2019. The purchase price is not material to Aetna. Closing of the Divestiture is subject to the closing of CVS Health Corporation’s (“CVS Health’s”) proposed acquisition of Aetna (the “CVS Health Transaction”), regulatory approvals and other customary closing conditions.

Completion of the CVS Health Transaction remains subject to federal and certain state regulatory approvals required in connection with the acquisition, including by the United States Department of Justice (the “DOJ”) and approvals from certain state departments of insurance and similar regulators, and the satisfaction of all closing conditions. The companies are working with the regulators in the remaining jurisdictions to obtain clearance for the CVS Health Transaction.

Aetna believes the Divestiture is a significant step toward completing the DOJ’s review of the CVS Health Transaction. Aetna and CVS Health continue to engage in productive discussions with the DOJ. Aetna’s expectations regarding the timing of the closing of the CVS Health Transaction remain unchanged.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Aetna’s control.

Statements in this Current Report on Form 8-K that are forward-looking, including Aetna’s projections as to the effective time and closing of its transaction with a subsidiary of WellCare Health Plans, Inc. (the “Divestiture”), the significance of the Divestiture as a step toward completing the United States Department of Justice’s (the “DOJ’s”) review of CVS Health Corporation’s (“CVS Health’s”) proposed acquisition of Aetna (the “CVS Health Transaction”), the timing of the closing of the CVS Health Transaction and the time necessary to obtain the regulatory approvals required to complete the CVS Health Transaction and/or the Divestiture, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Aetna’s control. Important risk factors related to the CVS Health Transaction and/or the Divestiture could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the CVS Health Transaction; the timing to consummate the Divestiture; the risk that the DOJ, the Centers for Medicare & Medicaid Services (“CMS”) and/or another regulator may not approve the CVS Health Transaction and/or the Divestiture or allow it to proceed; the risk that a regulatory approval or clearance that may be required for the CVS Health Transaction and/or the Divestiture, including by the DOJ or CMS, is delayed or is obtained subject to conditions that are not anticipated; the risk that a condition to the closing of the CVS Health Transaction and/or the Divestiture may not be satisfied; and the diversion of and attention of management of both CVS Health and Aetna on transaction-related issues.

In addition, this Current Report on Form 8-K may contain forward-looking statements regarding Aetna’s business, financial condition and/or results of operations. These forward-looking statements also involve risks, uncertainties and assumptions, some of which may not be presently known to Aetna or that Aetna currently believes to be immaterial, that may cause Aetna’s actual results to differ materially from those expressed in the forward-looking statements and/or adversely impact Aetna’s businesses, CVS Health’s ability to complete the CVS Health Transaction, WellCare Health Plans, Inc.’s or its subsidiary’s (collectively, “WellCare’s”) ability to complete the Divestiture and/or CVS Health’s ability to realize the expected benefits from the CVS Health Transaction. Should any risks and/or uncertainties develop into actual events, these developments could have a material adverse effect on the CVS Health Transaction, the Divestiture and/or CVS Health or Aetna, CVS Health’s ability to successfully complete the CVS Health Transaction and/or realize the expected benefits from the CVS Health Transaction and/or WellCare’s ability to successfully complete the Divestiture. Additional information concerning the risks, uncertainties and assumptions described above can be found in Aetna’s filings with the SEC, including the risk factors discussed in “Item 1A. Risk Factors” in Aetna’s most recent Annual Report on Form 10-K, as updated by Aetna’s Quarterly Reports on Form 10-Q and future filings with the SEC.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the completion of the CVS Health Transaction and/or the Divestiture and/or Aetna’s results of operations, financial condition and/or cash flows. You are cautioned not to place undue reliance on Aetna’s forward-looking statements. These forward-looking statements are and will be based on management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Aetna does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: September 27, 2018	By:	/s/ Heather Dixon
Name: Heather Dixon
Title: Vice President, Controller and Chief Accounting Officer